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                                                                    EXHIBIT 10.1

                      LIMITED WAIVER AND THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This Limited Waiver and Third Amendment to Amended and Restated Credit Agreement, dated as of November 8, 2001 (this "Amendment") is among PACKAGED ICE, INC. (the "Borrower"), BANK OF AMERICA, N.A., individually as a Lender ("BofA") and as a co-agent and the administrative agent (the "Agent"), ANTARES CAPITAL CORPORATION, as a Lender ("Antares") and as a co-agent, GMAC BUSINESS CREDIT, LLC, as a Lender ("GMAC"), LASALLE BUSINESS CREDIT, INC., as a Lender ("LaSalle"), THE PROVIDENT BANK, as a Lender ("Provident"), and HARRIS TRUST AND SAVINGS BANK, as a Lender ("Harris" and collectively with BofA, Antares, GMAC, LaSalle and Provident, the "Lenders").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 28, 2000 (as amended, restated, modified and otherwise supplemented from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein having the definitions provided therefore in the Credit Agreement) and to certain other documents executed in connection with the Credit Agreement;

         WHEREAS, the parties hereto wish to waive certain Defaults under the Credit Agreement as provided herein; and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Limited Waiver. Agent and Lenders hereby waive the Default under
Section 6.2 of the Credit Agreement solely to the extent that such provision was violated for the twelve month period ending on September 30, 2001. This Limited Waiver shall be limited precisely as written and shall not be deemed or otherwise construed to (i) constitute a waiver of any other Default or Event of Default or (ii) prejudice any right, power or remedy which Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this Limited Waiver).


         2. Amendments to the Credit Agreement.

                  (a) Section 1.16(c) Prepayments of the Loans. Section 1.16(c) is hereby amended and restated in its entirety to read as follows:

         If the Borrower or any of its Subsidiaries shall at any time or from time to time:

                  (i) make a Disposition; or

                  (ii) suffer an Event of Loss;

         following the repayment of all reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the remaining Net Proceeds shall be applied in any manner determined by the Agent and the Majority Lenders, in their sole discretion; provided that, if the remaining Net Proceeds are less than $100,000, such remaining Net Proceeds shall be applied in any manner determined by the Agent in its sole discretion.

                  (b) Section 4.1 Financial Statements. Notwithstanding anything in Sections 4.1(b) and (c) and 4.2(b) to the contrary, Borrower shall furnish the December 31, 2001 financial statements and Compliance Certificate required to be delivered pursuant to Sections 4.1(b) and (c) and 4.2(b) no later than January 15, 2002.




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                  (c) Section 4.20 Appraisals. Section 4.20(c) is hereby amended by inserting the following sentence at the end thereof:

                           Notwithstanding the foregoing, at any time upon Agent's request, Borrower agrees to obtain and deliver to Agent new appraisals in form and substance reasonably satisfactory to Agent of all of the Collateral requested by Agent.

                  (d) Availability. The definition of "Availability" set forth in Article 11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Availability" means, at any time:

                           (i) the lesser of

                           (a) the Maximum Revolver Amount or

                           (b) the lesser of (I) the Borrowing Base plus the
                  Seasonal Overadvance Amount or (II) $20,000,000,

         minus

                           (ii) the Aggregate Revolver Outstandings.

                  (e) LIBOR Borrowings. Unless the Agent and the Majority Lenders consent in writing and notwithstanding any other provision in the Credit Agreement to the contrary, from and after November 8, 2001 Borrower may not request or elect any LIBOR Rate Loans.


         3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. The Borrower shall have executed and delivered this Amendment.

                  (b) Amendment Fee. The Borrower shall have paid to the Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $200,000.

                  (c) Payment of Fees. The Borrower shall pay all accrued and unpaid fees, costs and expenses to the extent then due and payable, together with Attorney Costs of the Agent, including, without limitation, costs and expenses incurred in connection with this Amendment.

                  (d) Other Documents. The Borrower shall, and shall cause its Subsidiaries to, execute and deliver such other approvals, opinions, documents or materials as the Agent may reasonably request.

                  (e) No Existing Default. After giving effect to this Amendment, no Default or Event of Default shall exist as of the date hereof.

         4. Miscellaneous

                  (a) Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

                  (b) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Texas, without regard to conflict of laws principles.

                  (c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                  (d) Successors and Assigns. This Amendment shall be binding upon the Borrower, the Agent and the Lenders and their respective successors and assigns, and shall inure to the sole benefit of the Borrower, the Agent and the Lenders and the successors and assigns of the Borrower, the Agent and the Lenders.


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                  (e) References. Any reference to the Credit Agreement
contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

                  (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement. The Credit Agreement as amended hereby and each of the Loan Documents remain in full force and effect.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                               PACKAGED ICE, INC., as the Borrower


                               By:
                                   -------------------------------
                               Its:
                                    ------------------------------


                               BANK OF AMERICA, N.A., as the Agent and a Lender


                               By:
                                   -------------------------------
                               Its:
                                    ------------------------------


                               ANTARES CAPITAL CORPORATION, as a Lender


                               By:
                                   -------------------------------
                               Its:
                                    ------------------------------


                               GMAC BUSINESS CREDIT, LLC, as a Lender


                               By:
                                   -------------------------------
                               Its:
                                    ------------------------------


                               LASALLE BUSINESS CREDIT, INC., as a Lender


                               By:
                                   -------------------------------
                               Its:
                                    ------------------------------


                               HARRIS TRUST AND SAVINGS BANK, as a Lender

                               By:
                                   -------------------------------
                               Its:
                                    ------------------------------


                               THE PROVIDENT BANK, as a Lender


                               By:
                                   -------------------------------
                               Its:
                                    ------------------------------